UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2025

Unusual Machines, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41961	66-0927642
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4677 L B McLeod Rd, Suite J
Orlando, FL	32811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 323-8983

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01	UMAC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As of September 3, 2025 (“the Closing Date”), Unusual Machines, Inc. (the “Company”) acquired 100% of the capital stock of Rotor Lab Pty Ltd, an Australian company (“Rotor Lab”) from its existing shareholders Andrew Robert Simpson (“Simpson”) and Vella Hardjadinata Corporation Pty Ltd ACN 655 787 367 as a trustee for Vella Hardjadinata Family Trust (“VHC”), (collectively the “Sellers”) in exchange for 656,642 shares of the Company’s common stock, calculated in accordance with the terms of the Agreement (the “Initial Consideration”), plus Earnout Consideration (as defined in the Agreement) of up to $3,000,000 worth of shares of common stock. The Company and Rotor Lab had previously entered into a Share purchase agreement dated June 12, 2025, as amended (the “Purchase Agreement”). The Purchase Agreement contained, among other terms, the terms and conditions required to consummate the acquisitions and contained customary representations and warranties.

On the Closing Date, the Company issued the Sellers the Initial Consideration. As agreed in the Purchase Agreement, for one year following the Closing Date, a total of 131,328 shares of the Initial Consideration for the Sellers will be subject to possible forfeiture in the event of a breach of representations and warranties and indemnification.

In accord with the Purchase Agreement, the Initial Consideration was issued to the Company’s effective shelf Registration Statement on Form S-3 (Registration Statement No. 333-286413) filed with the Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on April 21, 2025, and a Prospectus Supplement filed with the SEC dated September 2, 2025.

Rotor Lab will continue as a wholly-owned subsidiary of the Company and will be used as an engineering hub for motor design and prototyping, complementing the Company’s U.S. manufacturing operations. The sellers have agreed to be bound by two-year non-compete periods following the Closing Date The foregoing description of the Agreement is a summary only and is qualified in its entirety by the full text of the Agreement, which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On September 4, 2025, the Company issued a press release announcing that it had consummated the acquisition described in Item 2.01 of this Current Report. The Company’s press release is filed as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Rotor Lab Pty Ltd Share Purchase Agreement, dated June 12, 2025*
99.1	Press Release dated September 4, 2025, regarding the Company entering into the Share Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Previously filed an Exhibit 10.1 to the Company’s 8-K report, filed June 13, 2025 (File No. 333-270519).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unusual Machines, Inc.

Date: September 9, 2025	By:	/s/ Allan Evans
	Name:	Allan Evans
	Title:	Chief Executive Officer

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